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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  F O R M 8 - K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934
                                 APRIL 14, 1998
                                (Date of Report)



                            National City Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                             1-10074                   34-1111088
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(State or other jurisdiction      (Commission                IRS Employer
         of incorporation)         File Number)              Identification No.)


    1900 East Ninth Street, Cleveland, Ohio                      44114
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(Address of principal executive offices)                       (Zip Code)


                                  216-575-2000
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              (Registrant's telephone number, including area code)





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Item 2.           Acquisition or Disposition of Assets.
                  -------------------------------------

On March 31, 1998, the merger of First of America Bank Corporation ("FOA") into National City Corporation ("Registrant") was consummated. The merger was structured as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and qualified as a pooling-of-interests for financial accounting purposes.

Pursuant to the Agreement and Plan of Merger by and between Registrant and FOA dated November 30, 1997 (the "Agreement"), FOA was merged into Registrant with Registrant being the surviving entity. Each outstanding share of FOA Common Stock, par value $10.00 per share, ("FOA Common") (except shares held by FOA, Registrant or any of their direct or indirect wholly owned subsidiaries (other than shares of FOA Common held in trust accounts, managed accounts or in any similar manner as trustee or in a fiduciary capacity or acquired in satisfaction of debts previously contracted)) was converted into the right to receive 1.20 shares of Registrant's common stock, par value $4.00 per share ("Registrant Common Stock").

No fractional shares of Registrant Common Stock will be issued in the merger. In lieu thereof, each holder of FOA Common who otherwise would have been entitled to a fractional share of Registrant Common Stock will receive cash in an amount determined by multiplying such fraction by $69.2969.

Effective at the merger, the directors and officers of Registrant continued as the directors and officers of Registrant. In addition, effective at the merger, the size of Registrant's board of directors was expanded by 5 and Jon E. Barfield, John W. Brown, Richard F. Chormann, Clifford L. Greenwalt and Dorothy
A. Johnson were appointed directors of Registrant.

FOA was a regional multibank holding company registered under the Bank Holding Company Act of 1956, as amended, and was incorporated under the laws of the state of Michigan. At December 31, 1997, FOA had consolidated total assets of $21 billion and consolidated total deposits of $16 billion. FOA also has divisions and non-bank subsidiaries which provide mortgage, trust, data processing, pension consulting, revolving credit, insurance, securities brokerage and underwriting, and investment advisory services.

The Registrant does not currently intend to dispose of a significant part of FOA's assets except for in the ordinary course of business or to eliminate duplicate facilities or excess capacity. The Registrant intends to continue to operate as a multibank holding company registered under the Bank Holding Company Act of 1956, as amended.

Reference is made to the News Release, dated March 31, 1998, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-k and is incorporated herein by reference.




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Item 7.           Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired. Included in First of America Bank Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and incorporated herein by reference.

         (b) Pro Forma Financial Information. Included in Registrant's Registration Statement No. 333-46571 on Form S-4 dated February 19, 1998 and incorporated herein by reference.

         (c)  Exhibits.

         2.1 Agreement and Plan of Merger dated as of November 30, 1997 by and between National City Corporation and First of America Bank Corporation (filed as exhibit 2.1 to Form 8-K dated December 9, 1997 and incorporated herein by reference).

         23.1  Consent of KPMG Peat Marwick LLP

         99.1 News Release, dated March 31, 1998 incorporated herein by reference.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated April 14, 1998                                 By: /s/ Carlton E. Langer
                                                         ---------------------
                                                              Carlton E. Langer
                                                              Vice President.